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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) SEPTEMBER 21, 1999


                     PROFESSIONAL DENTAL TECHNOLOGIES, INC.
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            (Exact name of registrant as specified in its charter)

                           Commission File No. 1-11032

NEVADA                                                71-0644350
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(State or other jurisdiction of incorporation) (IRS Employer Identification No.)



633 Lawrence Street
Batesville, Arkansas                                        72501
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(Address of principal executive offices)                    (Zip Code)



               Registrant's telephone number, including area code:

                                 (870) 698-2300
                                  -------------


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         (Former name or former address, if changed since last report.)

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


Item 5.  Other Events.

     On September 21, 1999, Professional Dental Technologies, Inc., a Nevada corporation ("Company"), issued a press release announcing that on that day the Company had held a special meeting at which shareholders of record of August 2, 1999 approved a proposed amendment to the Company's Certificate of Incorporation that reduces the number of authorized shares of Common Stock of the Company to 3,000 shares and causes the Company to be de-listed by the American Stock Exchange. The press release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

      (c) Exhibits. The following exhibit is filed with or incorporated by reference in this Form 8-K:

EXHIBIT        DESCRIPTION
-------        -----------

99.1           Press Release, dated September 21, 1999.




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


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  September 21, 1999



                                          Professional Dental Technologies, Inc.



                                          By:  /s/  Frank H. Newton, III
                                               -------------------------
                                          Name:   Frank H. Newton, III
                                          Title:  Chief Operating Officer


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


EXHIBIT INDEX
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      (c)  Exhibits.  The  following  exhibit is filed with or  incorporated  by reference in this Form 8-K:

EXHIBIT        DESCRIPTION
-------        -----------

99.1           Press Release, dated September 21, 1999.


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